Exhibit 99.15

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
September 30, 2000



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              6.8030%



        Excess Protection Level
          3 Month Average   5.79%
          September, 2000   5.77%
          August, 2000   5.57%
          July, 2000   6.03%


        Cash Yield                                  19.26%


        Investor Charge Offs                         4.49%


        Base Rate                                    8.99%


        Over 30 Day Delinquency                      4.99%


        Seller's Interest                            8.50%


        Total Payment Rate                          13.85%


        Total Principal Balance                     $54,293,652,263.17


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,612,451,744.68